Exhibit 10.38

November 29, 2017

Better Mortgage Corporation

459 Broadway, 5th floor

New York, New York, 10013

SECOND AMENDMENT TO THE DATA AND

ANALYTICS SERVICES AGREEMENT

A.This written modification of the Data and Analytics Services Agreement dated August 25, 2016 (the “Agreement”) is entered into between (i) thenumber, LLC , (“thenumber”) and (ii) Avex Funding Corp. d/b/a Better Mortgage (together with its affiliates, the “Client”) pursuant to section 8.4 of the Agreement. The modifications are as follows:

Throughout the Agreement, all references to “Avex Funding Corporation d/b/a Better Mortgage,” “Avex” and “Client” shall mean Better Mortgage Corporation and its affiliates. The second paragraph in Section I of Schedule “A”: Services is hereby modified to read as follows:

I.	Services

thenumber shall provide Client with [***] lead generation services and data analysis services as requested from time to time by the Client. thenumber shall also provide Client with access to its platform.

II.	Fees

Client will pay thenumber [***] for the Services.

B.Except as amended hereby, the Agreement shall remain in full force and effect.

CLIENT ACKNOWLEDGES HAVING READ THIS AMENDMENT AND AGREES TO ALL TERMS AND CONDITIONS STATED HEREIN.

Signature page to follow

THENUMBER LLC	BETTER MORTGAGE CORPORATION

By:	By:	/s/ Paula Tuffin
Name: Guhan Kandasamy	Name: Paula Tuffin
Title: CEO	Title: General Counsel

Date:	Date: November 29, 2017

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